SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: April 21, 2005
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

200 SW Market Street, Suite 1900
Portland, Oregon 97201
(address of Principal Executive Offices)(Zip Code)

(503) 546-2491
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

        On April 21, 2005, Umpqua Holdings Corporation issued a press release with respect to financial results for the first quarter 2005. A copy of the press release is attached as Exhibit 99.1. Attached as Exhibit 99.2 is a Statistical Supplement that is being provided to shareholders and others who have requested additional financial and statistical information from the Company that is not included in the Company's earnings release. This information is being furnished to satisfy Regulation FD, but is not deemed filed under the Securities Exchange Act of 1934.

Item 9.01     Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
(99.1) Press Release with Quarterly Earnings
(99.2) Statistical Supplement

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: April 21, 2005	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

FOR IMMEDIATE RELEASE

Contacts:
Ray Davis	Dan Sullivan
President/CEO	EVP/CFO
Umpqua Holdings Corporation	Umpqua Holdings Corporation
503-546-2490	503-546-2492
raydavis@umpquabank.com	dansullivan@umpquabank.com

UMPQUA HOLDINGS REPORTS 13% INCREASE IN OPERATING EARNINGS
Annualized deposit growth of 17%, Net Interest Margin Expansion

PORTLAND, Ore. - April 21, 2005 - Umpqua Holdings Corporation (NASDAQ: UMPQ), parent company of Umpqua Bank and Strand, Atkinson, Williams & York, Inc., today announced first quarter 2005 operating earnings of $15.1 million, or $0.34 per diluted share, compared to $8.5 million, or $0.30 per diluted share for the first quarter of 2004, an increase of 13% on a per share basis.

Operating earnings are defined as the Company's net income before deduction of merger-related expenses, net of tax, which are reported in periods with merger-related costs.

Including merger related expenses, the Company reports first quarter 2005 net income of $15.0 million, or $0.33 per diluted share, compared to $8.4 million, or $0.29 per diluted share, for the first quarter of 2004. These results reflect earnings per share growth of 14% compared to the same period a year ago.

Umpqua Bank's net interest margin increased to 5.06% for the first quarter of 2005, compared to 4.80% for the same quarter one year ago, and 4.96% for the fourth quarter of 2004, principally resulting from recent increases in short-term market interest rates.

Umpqua Bank, Umpqua Holdings' largest subsidiary, reported an efficiency ratio before merger-related expenses of 53.6% for the first quarter of 2005, compared to 58.2% for the same quarter one year ago. The Company incurred approximately $0.4 million in additional professional fee expense during the first quarter of 2005 as compared to the fourth quarter of 2004.

Total consolidated assets of Umpqua Holdings as of March 31, 2005 were $4.98 billion, compared to $4.87 billion at December 31, 2004. Total gross loans and deposits were $3.53 billion and $3.95 billion, respectively, as of March 31, 2005, compared to $3.47 billion and $3.80 billion, respectively, as of December 31, 2004.

Umpqua Holdings Corporation Announces First Quarter 2005 Results
April 21, 2005

Strong loan growth, net of scheduled and accelerated pay-downs, resulted in net loans increasing $64 million during the first quarter of 2005. Deposits increased $155 million during the same period. These represent annualized organic growth rates for loans and deposits of 8% and 17%, respectively. Organic growth is defined as growth excluding the increase related to acquisitions on the Company's balance sheet, with all growth subsequent to the acquisition date included as organic.

"As expected, our net interest margin expanded and our efficiency ratio remained low, which led to a strong quarter for operating earnings per share in spite of additional costs related to Sarbanes-Oxley compliance," said Ray Davis, President and Chief Executive Officer of Umpqua Holdings Corporation. "In addition, we had 17% annualized deposit growth, realized expected synergies from the Humboldt acquisition and continue to experience strong loan production," Davis added.

As previously announced, the Company completed the sale of its merchant card processing portfolio during the fourth quarter of 2004. In accordance with generally accepted accounting principles, the financial results related to the merchant card processing operations, including the gain on sale, have been classified as a discontinued operation.

At March 31, 2005 total shareholders equity was $697 million, and tangible book value per share was $6.51.

About Umpqua Holdings Corporation
About Umpqua Holdings Corporation
Umpqua Holdings Corporation (NASDAQ: UMPQ) is the parent company of Umpqua Bank, an Oregon based community bank recognized for its entrepreneurial approach, innovative use of technology, and distinctive banking solutions. Umpqua Bank has 93 locations between Sacramento, Calif. and Vancouver, Wash., along the Oregon and Northern California Coast and in Central Oregon. In 2004, Umpqua Bank launched the Connect Volunteer Network, an innovative, paid volunteer program focused on youth and education. Bank associates volunteered at more than 100 organizations in the program's first year. Umpqua Holdings also owns retail brokerage subsidiary Strand, Atkinson, Williams & York, Inc., which has locations in Umpqua Bank stores and in dedicated offices throughout Oregon and Southwest Washington. Umpqua Bank's Private Client Services Division provides tailored financial services and products to individual customers. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, visit www.umpquaholdingscorp.com.

Umpqua Holdings Corporation will conduct a quarterly earnings conference call Thursday, April 21, 2005, at 10:00 a.m. PDT where management will discuss operating results for the first quarter of 2005. There will be a question-and-answer session following the presentation. Shareholders, analysts and other interested parties are invited to join the call by dialing 888-791-5525 a few minutes before 10:00 a.m. The password is "UMPQUA." Information to be discussed in the teleconference will be available on the Company's website prior to the call at www.umpquaholdingscorp.com. A rebroadcast can be found approximately one hour after the conference call by dialing 866-361-4938, or by visiting that website.

Umpqua Holdings Corporation Announces First Quarter 2005 Results
April 21, 2005

Umpqua Holdings Corporation

Consolidated Statements of Income
	(Unaudited)
		Quarter ended:

Dollars in thousands, except per share data	March 31, 2005	December 31, 2004	March 31, 2004

Interest income
Loans and leases	$56,936	$55,261	$31,865
Investments taxable	6,549	6,892	4,590
Investments tax exempt	713	768	413
Temporary investments	233	296	23
Other interest and dividends	43	23	16

Total interest income	64,474	63,240	36,907

Interest expense
Deposits	11,324	10,383	5,889
Repurchase agreements and
fed funds purchased	501	266	139
Trust preferred securities	2,394	2,333	1,123
Other borrowings	405	584	241

Total interest expense	14,624	13,566	7,392
Net interest income	49,850	49,674	29,515
Provision for loan losses	1,000	3,667	1,075
Non-interest income
Service charges	4,822	5,434	3,127
Brokerage fees	3,129	3,188	2,891
Mortgage banking revenue	1,350	1,665	1,649
Other income	1,301	2,197	545

Total non-interest income	10,602	12,484	8,212

Non-interest expense
Salaries and benefits	20,279	20,248	13,665
Occupancy and equipment	6,133	5,809	4,115
Other	8,922	9,820	5,946
Merger related expenses	101	2,656	216

Total non-interest expense	35,435	38,533	23,942
Income before income taxes and discontinued
operations	24,017	19,958	12,710
Provision for income tax	8,998	7,170	4,463

Income from continuing operations	15,019	12,788	8,247
Gain on sale of discontinued operation, net of tax	--	3,375	--
Income from discontinued operation, net of tax	--	106	151

Net income	$15,019	$16,269	$8,398

Weighted average shares outstanding	44,330,626	44,121,546	28,445,316
Weighted average diluted shares outstanding	44,962,502	44,870,939	28,819,200

Earnings per share - Basic:
Continuing operations	$0.34	$0.29	$0.29
Discontinued operations	$0.00	$0.08	$0.01
Net income	$0.34	$0.37	$0.30

Earnings per share - Diluted:
Continuing operations	$0.33	$0.28	$0.29
Discontinued operations	$0.00	$0.08	$0.00
Net income	$0.33	$0.36	$0.29

Umpqua Holdings Corporation Announces First Quarter 2005 Results
April 21, 2005

Umpqua Holdings Corporation

Consolidated Balance Sheets
(Unaudited)

Dollars in thousands, except per share data	March 31, 2005	December 31, 2004	March 31, 2004

Assets:
Cash and cash equivalents	$203,501	$118,207	$105,913
Trading account securities	1,350	1,577	1,094
Investments available for sale	639,706	675,984	502,807
Investments held to maturity	11,793	11,807	14,594
Loans held for sale	12,398	20,791	31,526
Loans and leases	3,532,061	3,467,904	2,073,875
Less: Allowance for loan losses	(45,360)	(44,229)	(26,287)

Loans and leases, net	3,486,701	3,423,675	2,047,588
Federal Home Loan Bank stock	14,220	14,218	7,239
Premises and equipment, net	87,073	85,681	67,504
Other real estate owned	213	979	1,711
Mortgage servicing rights, net	11,081	11,154	10,959
Goodwill and other intangibles	407,788	408,460	159,661
Other assets	105,830	100,502	47,186

Total assets	$4,981,654	$4,873,035	$2,997,782

Liabilities:
Deposits	$3,953,670	$3,799,107	$2,428,926
Securities sold under agreements
to repurchase and fed funds purchased	55,712	88,267	58,906
Borrowings	63,373	88,451	55,620
Notes payable for Trust preferred
securities	166,134	166,256	97,941
Other liabilities	45,818	43,341	26,152

Total liabilities	4,284,707	4,185,422	2,667,545

Shareholders' equity:
Common stock	563,319	560,611	232,118
Retained earnings	140,462	128,112	96,317
Accumulated other comprehensive
Income (loss)	(6,834)	(1,110)	1,802

Total shareholders' equity	696,947	687,613	330,237

Total liabilities and shareholders' equity	$4,981,654	$4,873,035	$2,997,782

Common shares outstanding at period end	44,434,655	44,211,075	28,489,267
Book value per share	$15.68	$15.55	$11.59
Tangible book value per share	$6.51	$6.31	$5.99
Tangible equity	$289,159	$279,153	$170,576

Umpqua Holdings Corporation Announces First Quarter 2005 Results
April 21, 2005

Umpqua Holdings Corporation

Loan Portfolio
(Unaudited)

Dollars in thousands	March 31, 2005	December 31, 2004	March 31, 2004

Loans and leases by purpose:

Commercial real estate	$1,897,234	$1,874,646	$1,121,008
Residential real estate	219,951	217,990	94,479
Construction	486,277	461,096	230,674

Total real estate	2,603,462	2,553,732	1,446,161
Commercial	842,999	823,364	578,823
Leases	17,423	18,357	10,214
Consumer	66,916	71,174	37,131
Other	1,261	1,277	1,546

Total loans and leases	$3,532,061	$3,467,904	$2,073,875

	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	March 31, 2005	December 31, 2004	March 31, 2004

Allowance for credit losses
Balance beginning of period	$44,229	$43,374	$25,352
Provision for credit losses	1,000	3,667	1,075

Charge-offs	(612)	(3,443)	(447)
Less: recoveries	743	631	307
Net recoveries (charge-offs)	131	(2,812)	(140)

Total Allowance for loan losses	45,360	44,229	26,287

Reserve for unfunded commitments	1,368	1,338	--

Total Allowance for credit losses	$46,728	$45,567	$26,287

Net (recoveries) charge-offs to average
loans and leases (annualized)	(0.02)%	0.33%	0.03%
Recoveries to gross charge-offs	121%	18%	69%
Allowance for credit losses to
loans and leases	1.32%	1.31%	1.27%
Allowance for credit losses to
nonperforming loans and leases	197%	202%	223%
Nonperforming loans and leases
To total loans and leases	0.67%	0.65%	0.57%

Nonperforming assets
Nonperforming loans and leases	$23,660	$22,573	$11,800
Real estate owned	213	979	1,711

Total nonperforming assets	$23,873	$23,552	$13,511

Umpqua Holdings Corporation Announces First Quarter 2005 Results
April 21, 2005

Umpqua Holdings Corporation

Selected Ratios
(Unaudited)

		Quarter ended:

	March 31, 2005	December 31, 2004	March 31, 2004

Net Interest Spread:
Yield on loans and leases	6.62%	6.44%	6.23%
Yield on taxable investments	4.29%	4.10%	3.87%
Yield on tax-exempt investments (1)	6.49%	7.29%	6.71%
Yield on temporary investments	2.48%	1.92%	0.91%

Total yield on earning assets	6.24%	6.02%	5.78%

Cost of interest bearing deposits	1.57%	1.41%	1.31%
Cost of securities sold under agreements
to repurchase and fed funds purchased	2.32%	1.32%	1.02%
Cost of borrowings	1.99%	2.63%	1.77%
Cost of trust preferred	5.84%	5.58%	4.61%

Total cost of interest bearing liabilities	1.82%	1.66%	1.47%

Net interest spread	4.42%	4.36%	4.31%

Net interest margin	4.83%	4.74%	4.63%

Before Merger Related Expenses: (2)
Return on average assets	1.25%	1.45%	1.17%
Return on average tangible assets	1.36%	1.58%	1.23%
Return on average equity	8.82%	10.52%	10.58%
Return on average tangible equity	21.43%	26.46%	20.84%

After Merger Related Expenses: (2)
Return on average assets	1.24%	1.32%	1.15%
Return on average tangible assets	1.35%	1.44%	1.21%
Return on average equity	8.78%	9.53%	10.42%
Return on average tangible equity	21.34%	23.96%	20.52%

Bank Only Ratios:
Umpqua Bank efficiency ratio before merger
expenses (2)	53.62%	48.40%	58.16%
Umpqua Bank net interest margin	5.06%	4.96%	4.80%

(1)	Tax exempt interest has been adjusted to a taxable equivalent basis using a 35% tax rate.
(2)	Includes the impact of the gain on sale of, and income from, discontinued operations recognized in 2004.

Umpqua Holdings Corporation Announces First Quarter 2005 Results
April 21, 2005

Deposits by Type
(Unaudited)

	March 31, 2005		December 31, 2004		March 31, 2004

Dollars in thousands	Amount	Mix	Amount	Mix	Amount	Mix

Demand, non interest bearing	$962,912	24.4%	$891,731	23.5%	$592,762	24.4%
Demand, interest bearing	1,563,394	39.5%	1,504,396	39.6%	1,069,064	44.0%
Savings	451,733	11.4%	452,684	11.9%	166,481	6.9%
Time	975,631	24.7%	950,296	25.0%	600,619	24.7%

Total Deposits	$3,953,670	100.0%	$3,799,107	100.0%	$2,428,926	100.0%

Umpqua Holdings Corporation

Mortgage Banking Statistical Analysis
(unaudited)

			Quarter ended:
		March 31, 2005	December 31, 2004		March 31, 2004

Dollars in thousands
Mortgage Servicing Rights (MSR):
Mortgage loans serviced for others		$1,052,910	$1,066,905		$1,151,714

MSR Asset (gross)		$12,157		$11,946		$12,266
Less: Valuation reserve		(1,076)		(792)		(1,307)

MSR Asset (net of reserve)		$11,081		$11,154		$10,959

MSR as % of serviced portfolio		1.05%		1.05%		0.95%

Mortgage Banking Revenue:
Origination and sale		$1,397		$1,447		$1,273
Servicing		237		250		(224)
MSR valuation reserve change		(284)		(32)		600

Total Mortgage Banking Revenue		$1,350		$1,665		$1,649

Diluted earnings per share
contribution of Mortgage Group		$0.00		$0.00		$0.01

# # #

EXHIBIT 99.2
UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Years Ended December 31,

	2005	2004	2004	2004	2004	2003	2003	2003	2003	2002	2002	2002	2002	2004	2003	2002

Income Statement Data

Interest income	$ 64,474	$ 63,240	$ 59,265	$ 38,646	$ 36,907	$36,608	$ 35,927	$34,281	$ 35,317	$ 30,058	$ 24,052	$ 23,149	$ 23,065	$198,058	$142,132	$100,325
Interest expense	14,624	13,566	11,856	7,557	7,392	6,804	6,839	7,480	7,738	6,935	5,739	5,428	5,695	40,371	28,860	23,797
Net interest income	49,850	49,674	47,409	31,089	29,515	29,804	29,088	26,801	27,579	23,123	18,313	17,721	17,370	157,687	113,272	76,528
Provision for credit losses	1,000	3,667	1,479	1,100	1,075	1,075	1,050	950	1,475	1,384	900	600	1,004	7,321	4,550	3,888
Net interest income after provision for credit losses	48,850	46,007	45,930	29,989	28,440	28,729	28,038	25,851	26,104	21,739	17,413	17,121	16,366	150,367	108,722	72,640
Service fees	4,822	5,434	5,570	3,273	3,127	3,188	3,256	3,198	2,914	2,541	2,138	1,877	2,084	17,404	12,556	8,640
Brokerage fees & commissions	3,129	3,188	2,736	3,014	2,891	2,554	2,635	2,370	1,939	2,208	2,299	2,331	2,174	11,829	9,498	9,012
Mortgage banking revenue, net	1,350	1,665	1,942	2,399	1,649	1,200	3,160	2,834	4,279	3,989	1,190	2,216	1,679	7,655	11,473	9,073
Gain (loss) on sale of securities	-	-	13	6	-	2	10	2,136	7	6	396	(901)	2	19	2,155	(497)
Other income (4)	1,301	7,930	1,412	716	793	760	455	1,100	1,045	412	682	478	541	10,851	3,361	2,113
Total noninterest income	10,602	18,217	11,673	9,408	8,460	7,704	9,516	11,638	10,184	9,156	6,705	6,001	6,480	47,758	39,043	28,341
Salaries and employee benefits	20,279	20,248	19,685	13,753	13,665	13,583	13,438	13,171	12,899	10,877	8,963	8,568	8,709	67,351	53,090	37,117
Premises and equipment	6,133	5,809	5,688	4,153	4,115	3,770	3,534	3,947	3,582	2,936	2,348	2,213	2,099	19,765	14,834	9,596
Other non interest expense	8,922	9,820	10,150	6,550	5,946	6,077	6,332	6,760	6,093	5,221	3,810	4,108	4,109	32,466	25,263	17,249
Total noninterest expense	35,334	35,877	35,523	24,456	23,726	23,430	23,304	23,878	22,574	19,034	15,121	14,889	14,917	119,582	93,187	63,962
Income before income tax & merger expense	24,118	28,347	22,080	14,941	13,174	13,003	14,250	13,611	13,714	11,861	8,997	8,233	7,929	78,542	54,578	37,020
Provision for income taxes	9,038	10,383	7,301	5,464	4,645	4,412	4,983	4,807	4,925	4,398	2,987	2,951	2,995	27,793	19,127	13,332
Net income before merger expenses	$ 15,080	$ 17,964	$ 14,779	$9,477	$8,529	$8,591	$9,267	$8,804	$8,789	$7,463	$6,010	$5,282	$4,934	$50,749	$35,451	$23,689
Merger expenses net of tax benefit	61	1,695	1,411	346	131	-	251	672	409	748	-	-	973	3,583	1,332	1,721
Net income	$ 15,019	$ 16,269	$ 13,368	$9,131	$8,398	$8,591	$9,016	$8,132	$8,380	$6,715	$6,010	$5,282	$3,961	$47,166	$34,119	$21,968

Share Data(1)

Before Merger Expenses:
Basic earnings per common share	$0.34	$0.41	$0.35	$0.33	$0.30	$0.30	$0.33	$0.31	$0.31	$0.31	$0.30	$0.26	$0.25	$1.42	$1.25	$1.13
Diluted earnings per common share	$0.34	$0.40	$0.34	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$0.31	$0.29	$0.26	$0.24	$1.40	$1.24	$1.11
After Merger Expenses:
Basic earnings per common share	$0.34	$0.37	$0.32	$0.32	$0.30	$0.30	$0.32	$0.29	$0.30	$0.28	$0.30	$0.26	$0.20	$1.32	$1.21	$1.04
Diluted earnings per common share	$0.33	$0.36	$0.31	$0.32	$0.29	$0.30	$0.31	$0.28	$0.29	$0.28	$0.29	$0.26	$0.20	$1.30	$1.19	$1.03
Tangible book value per common share	$6.51	$6.31	$5.97	$5.76	$5.99	$5.61	$5.36	$5.10	$4.86	$4.55	$6.21	$5.93	$5.60	$6.31	$5.61	$4.55
Book value per common share	$15.68	$15.55	$15.28	$11.41	$11.59	$11.23	$11.00	$10.77	$10.57	$10.30	$7.51	$7.23	$6.91	$15.55	$11.23	$10.30
Cash dividends per common share	$0.06	$0.06	$0.06	$0.06	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.22	$0.16	$0.16
Ratio of dividends declared to net income	17.77%	16.30%	19.74%	18.54%	13.57%	13.23%	12.59%	13.92%	13.50%	16.68%	13.39%	15.22%	20.32%	17.22%	13.29%	16.09%
Shares outstanding	44,434,655	44,211,075	43,979,674	28,219,677	28,489,267	28,411,816	28,365,814	28,331,279	28,234,620	27,980,591	20,137,343	20,108,342	19,970,763	44,211,075	28,411,816	27,980,591
Basic weighted average shares of common stock outstanding	44,330,626	44,121,546	42,149,082	28,339,080	28,445,316	28,389,064	28,343,696	28,283,843	28,157,475	24,054,398	20,125,583	20,041,973	19,960,668	35,804,038	28,294,291	21,054,351
Common stock equivalents	631,877	749,393	740,631	325,199	373,883	413,101	359,195	384,083	412,669	309,762	273,213	276,731	243,474	541,405	371,779	251,686
Fully diluted weighted average shares of common stock outstanding	44,962,503	44,870,939	42,889,713	28,664,279	28,819,200	28,802,165	28,702,891	28,667,926	28,570,144	24,364,160	20,398,796	20,318,704	20,204,142	36,345,443	28,666,070	21,306,037

Net Income Before Merger Expense - Diluted Earnings Per Share Contribution

Core company (excluding mortgage group and gain (loss) on sale of securities)	$0.34	$0.32	$0.33	$0.31	$0.28	$0.30	$0.26	$0.22	$0.25	$0.24	$0.25	$0.24	$0.20	$1.26	$1.06	$0.93
Mortgage group	$-	$-	$0.01	$0.02	$0.01	$(0.01) $	0.05	$0.03	$0.05	$0.06	$0.02	$0.05	$0.04	$0.04	$0.11	$0.17
Gain (loss) on sale of securities	$-	$-	$0.00	$0.00	$-	$0.00	$0.00	$0.05	$0.00	$0.00	$0.01	$(0.03) $	0.00	$0.00	$0.05	$(0.01)
Gain on sale of discontinued operation	$-	$0.08	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$0.09	$-	$-
Income from discontinued operation	$-	$0.00	$0.00	$0.00	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.00	$0.00	$0.01	$0.02	$0.02
Net income before merger expense per diluted share	$0.34	$0.40	$0.34	$0.33	$0.30	$0.30	$0.32	$0.31	$0.31	$0.31	$0.29	$0.26	$0.24	$1.40	$1.24	$1.11

Balance Sheet Data (at period end)

Investment securities	$ 652,849	$ 689,368	$ 752,417	$ 574,009	$ 518,496	$517,781	$ 422,973	$370,878	$ 374,000	$ 349,615	$ 272,007	$ 197,320	$ 191,189	$689,368	$517,781	$349,615
Loans & leases, gross (excl held-for-sale)	3,532,061	3,467,904	3,323,137	2,152,417	2,073,875	2,003,587	1,935,482	1,877,238	1,823,311	1,778,315	1,076,521	1,051,008	1,041,553	3,467,904	2,003,587	1,778,315
Less: Allowance for credit losses	45,360	44,229	43,374	27,319	26,287	25,352	25,312	25,316	24,538	24,731	15,038	14,698	14,271	44,229	25,352	24,731
Loans & leases, net (excl held-for-sale)	3,486,701	3,423,675	3,279,763	2,125,098	2,047,588	1,978,235	1,910,170	1,851,922	1,798,773	1,753,584	1,061,483	1,036,310	1,027,282	3,423,675	1,978,235	1,753,584
Intangible assets	407,788	408,460	409,516	159,575	159,661	159,585	160,012	160,547	161,181	160,967	26,105	26,117	26,169	408,460	159,585	160,967
Total assets	4,981,654	4,873,035	4,944,340	3,153,291	2,997,782	2,963,815	2,811,195	2,747,057	2,645,915	2,555,964	1,586,955	1,489,711	1,437,172	4,873,035	2,963,815	2,555,964
Total deposits	3,953,670	3,799,107	3,919,271	2,479,115	2,428,926	2,378,192	2,263,211	2,282,909	2,178,769	2,103,790	1,347,494	1,278,086	1,207,513	3,799,107	2,378,192	2,103,790
Total shareholders' equity	696,947	687,613	671,977	322,039	330,237	318,969	311,987	305,104	298,469	288,159	151,214	145,377	137,913	687,613	318,969	288,159

Balance Sheet Data (averages)

Loans & leases, gross (excl held-for-sale)	$ 3,475,172	$ 3,388,503	$ 3,158,363	$ 2,125,031	$ 2,033,357	$ 1,945,568	$ 1,900,862	$ 1,827,360	$ 1,796,875	$ 1,410,341	$ 1,063,939	$ 1,041,251	$ 1,020,288	$2,679,576	$1,868,165	$1,134,832
Loans held for sale	13,735	22,831	29,915	29,245	25,100	39,868	72,831	40,678	34,298	38,708	21,727	16,816	12,841	26,770	47,005	22,592
Earning assets	4,215,935	4,205,698	4,015,604	2,751,467	2,581,349	2,499,933	2,412,628	2,296,639	2,223,745	1,827,954	1,406,355	1,286,450	1,269,304	3,392,475	2,359,142	1,449,250
Total assets	4,908,401	4,918,386	4,693,725	3,106,392	2,941,964	2,863,045	2,759,590	2,636,203	2,579,051	2,071,194	1,539,335	1,431,889	1,410,246	3,919,985	2,710,388	1,614,775
Non interest bearing demand deposits	894,916	935,648	875,741	607,543	571,131	585,655	583,422	531,779	473,501	400,737	302,983	275,125	257,663	748,380	544,006	309,502
Interest bearing deposits	2,927,914	2,920,903	2,761,381	1,861,619	1,813,598	1,737,365	1,658,570	1,644,151	1,631,155	1,317,153	1,022,508	943,012	933,151	2,342,117	1,688,076	1,054,922
Interest bearing liabilities	3,264,258	3,255,602	3,143,938	2,145,309	2,021,049	1,937,556	1,843,889	1,772,521	1,760,894	1,433,604	1,074,087	991,649	995,415	2,644,525	1,829,240	1,124,753
Total shareholders' equity	693,551	679,387	628,667	327,064	324,191	314,184	305,751	301,314	292,767	215,557	149,350	143,008	138,473	490,724	303,569	161,774

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Years Ended December 31,

	2005	2004	2004	2004	2004	2003	2003	2003	2003	2002	2002	2002	2002	2004	2003	2002

Other Financial Data

Total loan charge-offs	$ 612	$3,443	$2,124	$415	$ 447	$1,591	$2,045	$466	$1,975	$1,760	$669	$234	$129	$6,429	$6,077	$2,792
Total loan recoveries	743	631	659	347	307	556	991	294	307	212	109	61	176	1,944	2,148	558
Net loan charge-offs (recoveries)	(131)	2,812	1,465	68	140	1,035	1,054	172	1,668	1,548	560	173	(47)	4,485	3,929	2,234
Loans 90 days past due and still accruing	2,240	737	497	704	1,246	927	533	1,112	963	3,243	520	2,559	2,166	737	927	3,243
Non-accrual loans	21,420	21,836	27,299	11,648	10,554	10,498	12,861	20,767	16,853	15,152	4,803	4,140	2,527	21,836	10,498	15,152
Total nonperforming loans	23,660	22,573	27,796	12,352	11,800	11,425	13,394	21,879	17,816	18,395	5,323	6,699	4,693	22,573	11,425	18,395
Other real estate owned	213	979	641	724	1,711	2,529	2,452	2,504	3,430	2,209	756	1,384	1,430	979	2,529	2,209
Nonperforming assets	23,873	23,552	28,437	13,076	13,511	13,954	15,846	24,383	21,246	20,604	6,079	8,083	6,123	23,552	13,954	20,604

Selected Ratios

Net Income Before Merger Expenses:
Return on average total assets (annualized)	1.25%	1.45%	1.25%	1.23%	1.17%	1.19%	1.33%	1.34%	1.38%	1.43%	1.55%	1.48%	1.42%	1.29%	1.31%	1.47%
Return on average tangible assets (annualized)	1.36%	1.58%	1.36%	1.29%	1.23%	1.28%	1.43%	1.43%	1.46%	1.52%	1.60%	1.51%	1.43%	1.39%	1.39%	1.51%
Return on average total shareholders' equity (annualized)	8.82%	10.52%	9.35%	11.65%	10.58%	10.85%	12.02%	11.72%	12.17%	13.74%	15.97%	14.82%	14.45%	10.34%	11.68%	14.64%
Return on average tangible shareholders' equity (annualized)	21.43%	26.46%	24.11%	22.76%	20.84%	22.10%	25.31%	25.19%	27.04%	23.76%	19.35%	17.98%	17.62%	23.97%	24.80%	19.76%
Efficiency ratio (3) - Umpqua Bank only	53.62%	48.40%	55.43%	55.11%	58.16%	56.89%	55.94%	57.51%	54.98%	52.88%	55.08%	57.22%	58.35%	53.51%	56.32%	55.58%
Efficiency ratio (3)	58.11%	52.55%	59.74%	60.09%	62.14%	62.10%	59.98%	61.55%	59.16%	58.23%	59.58%	61.83%	61.64%	57.88%	60.70%	60.15%
Non interest revenue to Total revenue (TE)	17.44%	26.68%	19.63%	23.12%	22.16%	20.42%	24.49%	30.00%	26.69%	28.01%	26.42%	24.92%	26.78%	23.11%	25.43%	26.65%
Effective tax rate	37.47%	36.63%	33.07%	36.57%	35.26%	33.93%	34.97%	35.32%	35.91%	37.08%	33.20%	35.84%	37.77%	35.39%	35.05%	36.01%
Net Income After Merger Expenses:
Return on average total assets (annualized)	1.24%	1.32%	1.13%	1.18%	1.15%	1.19%	1.30%	1.24%	1.32%	1.29%	1.55%	1.48%	1.14%	1.20%	1.26%	1.36%
Return on average tangible assets (annualized)	1.35%	1.44%	1.23%	1.25%	1.21%	1.28%	1.40%	1.32%	1.39%	1.36%	1.60%	1.51%	1.15%	1.30%	1.34%	1.40%
Return on average total shareholders' equity (annualized)	8.78%	9.53%	8.46%	11.23%	10.42%	10.85%	11.70%	10.83%	11.61%	12.36%	15.97%	14.82%	11.60%	9.61%	11.24%	13.58%
Return on average tangible shareholders' equity (annualized)	21.34%	23.96%	21.81%	21.93%	20.52%	22.10%	24.63%	23.27%	25.78%	21.38%	19.35%	17.98%	14.14%	22.27%	23.87%	18.33%
Average yield on earning assets (2) (annualized)	6.24%	6.02%	5.91%	5.68%	5.78%	5.85%	5.95%	6.05%	6.51%	6.61%	6.89%	7.33%	7.48%	5.87%	6.08%	7.02%
Interest expense to interest bearing liabilities(2)(annualized)	1.82%	1.66%	1.50%	1.42%	1.47%	1.39%	1.47%	1.69%	1.78%	1.92%	2.12%	2.19%	2.32%	1.53%	1.58%	2.12%
Net interest spread (2)	4.42%	4.36%	4.41%	4.26%	4.31%	4.45%	4.48%	4.36%	4.73%	4.69%	4.77%	5.14%	5.16%	4.34%	4.50%	4.91%
Interest expense to earning assets (annualized)	1.41%	1.28%	1.17%	1.10%	1.15%	1.08%	1.12%	1.31%	1.41%	1.51%	1.62%	1.69%	1.82%	1.19%	1.22%	1.64%
Net interest margin (2) (annualized)	4.83%	4.74%	4.73%	4.57%	4.63%	4.77%	4.82%	4.74%	5.10%	5.10%	5.27%	5.63%	5.66%	4.68%	4.85%	5.38%
Net interest margin (2) (annualized) - Umpqua Bank only	5.06%	4.96%	4.93%	4.74%	4.80%	4.91%	4.98%	4.90%	5.27%	5.28%	5.27%	5.63%	5.66%	4.88%	5.01%	5.44%

Asset Quality Ratios

Allowance for credit losses to ending total loans and leases	1.32%	1.31%	1.34%	1.27%	1.27%	1.27%	1.31%	1.35%	1.35%	1.39%	1.40%	1.40%	1.37%	1.31%	1.27%	1.39%
Nonperforming loans to ending total loans and leases	0.67%	0.65%	0.84%	0.57%	0.57%	0.57%	0.69%	1.17%	0.98%	1.03%	0.49%	0.64%	0.45%	0.65%	0.57%	1.03%
Nonperforming assets to ending total assets	0.48%	0.48%	0.58%	0.41%	0.45%	0.47%	0.56%	0.89%	0.80%	0.81%	0.38%	0.54%	0.43%	0.48%	0.47%	0.81%
Net loan charge-offs (recoveries) to avg loans and leases (annualized)	-0.02%	0.33%	0.18%	0.01%	0.03%	0.21%	0.22%	0.04%	0.38%	0.44%	0.21%	0.07%	-0.02%	0.17%	0.21%	0.20%

Capital Ratio

Average shareholders' equity to average assets	14.13%	13.81%	13.39%	10.53%	11.02%	10.97%	11.08%	11.43%	11.35%	10.41%	9.70%	9.99%	9.82%	12.52%	11.20%	10.02%

Year to Date Growth

Loans & leases, gross (excl held-for-sale)	1.85%	73.08%	65.86%	7.43%	3.51%	12.67%	8.84%	5.56%	2.53%	75.01%	5.94%	3.43%	2.50%	73.08%	12.67%	75.01%
Deposits	4.07%	59.75%	64.80%	4.24%	2.13%	13.04%	7.58%	8.51%	3.56%	74.60%	11.84%	6.07%	0.22%	59.75%	13.04%	74.60%
Total assets	2.23%	64.42%	66.82%	6.39%	1.15%	15.96%	9.99%	7.48%	3.52%	78.90%	11.08%	4.27%	0.59%	64.42%	15.96%	78.90%

Mortgage Banking Revenue

Gain (loss) on origination and sale	1,397	1,447	2,065	1,903	1,273	1,208	2,424	4,867	4,985	4,904	2,377	1,892	1,662	6,688	13,484	10,834
Servicing income before accelerated amortization	683	693	703	314	307	299	318	323	253	227	207	193	177	2,017	1,193	804
Accelerated servicing right amortization	(446)	(443)	(507)	(684)	(531)	(527)	(1,222)	(1,056)	(709)	(670)	(343)	(169)	(160)	(2,165)	(3,514)	(1,342)
Sub total before mortgage servicing right (MSR) valuation change	1,634	1,697	2,261	1,533	1,049	980	1,520	4,134	4,529	4,461	2,241	1,916	1,679	6,540	11,163	10,296
MSR valuation change	(284)	(32)	(319)	866	600	220	1,640	(1,700)	(250)	(471)	(1,050)	300	-	1,115	(90)	(1,221)
Total Mortgage Banking Revenue	1,350	1,665	1,942	2,399	1,649	1,200	3,160	2,434	4,279	3,990	1,191	2,216	1,679	7,655	11,073	9,075

Mortrgage Servicing Right Asset

Gross Mortgage Servicing Right Asset	12,157	11,946	11,900	11,832	12,266	12,515	12,859	13,041	12,646	11,533	8,789	7,764	6,987	11,946	12,515	11,533
less: valuation reserve	(1,076)	(792)	(760)	(441)	(1,307)	(1,907)	(2,127)	(3,767)	(2,467)	(2,217)	(1,746)	(696)	(996)	(792)	(1,907)	(2,217)
Net Mortgage Servicing Right Asset	11,081	11,154	11,140	11,391	10,959	10,608	10,732	9,274	10,179	9,316	7,043	7,068	5,991	11,154	10,608	9,316
Net Mortgage Servicing Right Asset as % of serviced loan portfolio	1.05%	1.05%	1.02%	1.02%	0.95%	0.91%	0.91%	0.77%	0.90%	0.91%	0.87%	0.98%	0.94%	1.05%	0.91%	0.91%

(1)	Per share data has been adjusted for subsequent stock dividends and stock splits.
(2)	Tax exempt interest income has been adjusted to a tax equivalent basis at a 35% effective tax rate.
(3)	Efficiency ratio is noninterest expense divided by the sum of net interest income (tax equivalent basis) plus noninterest income.
(4)	The gain on sale of, and income from, the merchant bankcard operation, which is disclosed as a discontinued operation on the Company's financial statements, is included in other non-interest income above.